UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OXBRIDGE ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OXBRIDGE ACQUISITION CORP.
Suite 201, 42 Edward Street

George Town, Grand Cayman

Cayman Islands, KY1-9006

To the Shareholders of Oxbridge Acquisition Corp.:

You are cordially invited to attend the extraordinary general meeting (the “EGM”) of Oxbridge Acquisition Corp., a Cayman Islands exempted company (the “Company”), to be held on [______], 2022 at [_________], Eastern Time. The formal meeting notice and proxy statement for the EGM are attached.

The EGM will be conducted via live webcast. You will be able to attend the EGM online, vote and submit your questions during the EGM by visiting www.[_______] entering the 12-digit control number included on your proxy card. We are pleased to utilize the virtual general meeting technology to (i) provide ready access and cost savings for our shareholders and the company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the meeting is at Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006.

Even if you are planning on attending the EGM online, please promptly submit your proxy vote via the Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the EGM. Instructions on voting your shares are on the proxy materials you received for the EGM. Even if you plan to attend the EGM online, it is strongly recommended you complete and return your proxy card before the EGM date, to ensure that your shares will be represented at the EGM if you are unable to attend.

The purpose of the EGM is to consider and vote upon the following proposals:

1.	A special resolution to extend the date by which the Company must consummate an initial business combination from November 16, 2022 to August 16, 2023 (or such earlier date as determined by the Board) (the “Extension”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

2.	An ordinary resolution to adjourn the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination.

Our Amended and Restated Memorandum and Articles of Association currently provides that the Company has until November 16, 2022 to complete its initial business combination (the “Termination Date”), subject to up to two three-month extensions (for a total of up to 21 months to complete an initial business combination), subject to OAC Sponsor Ltd. (the “Sponsor”) or its designees depositing additional funds into the Company’s trust account (“Trust Account”).

The Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company to seek the Extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a business combination. Without the Extension, the Company believes that the Company will not be able to complete a business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate.

i

The Company reserves the right at any time to cancel the EGM and not to submit to its shareholders the Extension Amendment Proposal and implement the Extension. Pursuant to our Amended and Restated Memorandum and Articles of Association, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination by an additional three months from November 16, 2022 to February 16, 2023 (the “First Paid Extension Period”), subject to the Sponsor or its affiliates or designees depositing an additional $1,150,000 into the Trust Account, representing $0.10 per public share, on or prior to November 16, 2022 (the “First Extension Payment”). Additionally, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination by an additional three months from February 16, 2023 to May 16, 2023 (the “Second Paid Extension Period”), subject to the Sponsor or its affiliates or designees depositing an additional $1,150,000 into the Trust Account, representing $0.10 per public share, on or prior to February 16, 2023 (the “Second Extension Payment”). In the event the EGM is cancelled and the Sponsor or its affiliates or designees do not elect to make the First Extension Payment, the Company will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association.

Our board of directors (the “Board”) does not believe that there will be sufficient time before November 16, 2022 to complete a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate a business combination to August 16, 2023 (the “Extended Date”) in order for our shareholders to have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their shares of Class A ordinary shares issued in our initial public offering (“IPO”), which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the shareholders, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association, as amended by the Extension Amendment Proposal. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our Sponsor owns 2,875,000 Class B ordinary shares, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the EGM. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us a loan (the “Extension Loan”) of $[____], to be deposited into the Trust Account promptly after the EGM. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension. Below as reference is a table estimating the approximate per-share amount to be paid in connection with the Extension needed to complete our business combination, depending on the percentage of redemptions received in connection with the Extension. For example, if 25% of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[____] per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $[_______] per share, in comparison to the current redemption amount of approximately $10.21 per share. If 50% of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[_____] per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $[_______] per share, in comparison to the current redemption amount of approximately $10.21 per share.

% of Redemptions at Extension	Shares Redeemed at Extension	Extension contribution per Share	Post-Extension Redemption Amount per Share
25%
50%
75%
90%

ii

The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. No Extension Loan will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The Extension Loan will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of a business combination. If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our Amended and Restated Memorandum and Articles of Association, and our Sponsor’s obligation to make additional contributions will terminate.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.21 at the time of the EGM. The closing price of the Company’s Class A ordinary shares on October [_____], 2022 as reported on the Nasdaq Capital Market was $[______]. The Company cannot assure shareholders that they will be able to sell their shares of the Company’s Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the EGM to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by our existing Amended and Restated Memorandum and Articles of Association, and we do not consummate a business combination by November 16, 2022, as contemplated by our IPO prospectus and in accordance with our Amended and Restated Memorandum and Articles of Association, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the shares of Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands Law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Subject to the foregoing, the affirmative vote of at least a majority of at least two-thirds of such shareholders as, being entitled to do so, vote in person or by proxy at the EGM will be required to approve the Extension Amendment Proposal. Shareholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment Proposal at any time without any further action by our shareholders.

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Approval of the Adjournment Proposal requires the affirmative vote by a simple majority of the shareholders as, being entitled to do so, vote in person or by proxy at the EGM.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

No other business may be transacted at the EGM.

The Board has fixed the close of business on October 7, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the EGM or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the EGM or any postponement or adjournment thereof.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of EGM for a more complete statement of matters to be considered at the EGM.

By Order of the Board,

Jay Madhu
Chief Executive Officer

This proxy statement is dated October [___], 2022.
and is being mailed with the form of proxy on or shortly after October [______], 2022.

IMPORTANT

Whether or not you expect to attend the EGM, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the EGM or vote in person online at the EGM. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the EGM by obtaining a proxy from your brokerage firm or bank.

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OXBRIDGE ACQUISITION CORP.
Suite 201, 42 Edward Street

George Town, Grand Cayman

Cayman Islands, KY1-9006

NOTICE OF 2022 EXTRAORDINARY GENERAL MEETING
TO BE HELD ON [_______], 2022

To the Shareholders of Oxbridge Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the extraordinary general meeting (the “EGM”) of Oxbridge Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on [______], 2022 at [_________], Eastern Time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006. You will be able to attend, vote your shares, and submit questions during the EGM via a live webcast available at www.[_________]. The EGM will be held for the sole purpose of considering and voting upon the following proposals:

1.	A special resolution to extend the date by which the Company must consummate an initial business combination from November 16, 2022 to August 16, 2023 (or such earlier date as determined by the Board) (the “Extension”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

2.	An ordinary resolution to adjourn the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Only shareholders of record of the Company as of the close of business on October 7, 2022 are entitled to notice of, and to vote at, the EGM or any adjournment or postponement thereof. Each share entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits shareholders unable to attend the EGM to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the EGM by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the EGM in person online, it is strongly recommended that you complete and return your proxy card before the EGM date to ensure that your shares will be represented at the EGM if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: www.[________].

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote, whether in person or by proxy, at a EGM of the Company.

The Adjournment Proposal must be approved by an ordinary resolution, which requires the affirmative vote of a simple majority of the shareholders as, being entitled to do so, vote in person or by proxy at the EGM of the Company.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals.

v

The Extension Amendment Proposal is essential to the overall implementation of the plan of the Board to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination.

Our Amended and Restated Memorandum and Articles of Association currently provides that the Company has until November 16, 2022 to complete its initial business combination (the “Termination Date”), subject to up to two three-month extensions (for a total of up to 21 months to complete an initial business combination), subject to OAC Sponsor Ltd. (the “Sponsor”) or its designees depositing additional funds into the Company’s trust account (“Trust Account”).

The Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company to seek the Extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a business combination. Without the Extension, the Company believes that the Company will not be able to complete a business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate.

The Company reserves the right at any time to cancel the EGM and not to submit to its shareholders the Extension Amendment Proposal and implement the Extension. Pursuant to our Amended and Restated Memorandum and Articles of Association, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination by an additional three months from November 16, 2022 to February 16, 2023 (the “First Paid Extension Period”), subject to the Sponsor or its affiliates or designees depositing an additional $1,150,000 into the Trust Account, representing $0.10 per public share, on or prior to November 16, 2022 (the “First Extension Payment”). Additionally, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination by an additional three months from February 16, 2023 to May 16, 2023 (the “Second Paid Extension Period”), subject to the Sponsor or its affiliates or designees depositing an additional $1,150,000 into the Trust Account, representing $0.10 per public share, on or prior to February 16, 2023 (the “Second Extension Payment”). In the event the EGM is cancelled and the Sponsor or its affiliates or designees do not elect to make the First Extension Payment, the Company will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association.

Without the Extension, the Company believes that it would not, despite its best efforts, be able to complete a business combination on or before November 16, 2022. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate a business combination to August 16, 2023 (the “Extended Date”) in order for our shareholders to have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their shares of Class A ordinary shares issued in our initial public offering (“IPO”), which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the shareholders, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association, as amended by the Extension Amendment Proposal. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our Sponsor owns 2,875,000 Class B ordinary shares, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO.

vi

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the EGM. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us a loan (the “Extension Loan”) of $[______], to be deposited into the Trust Account promptly after the EGM. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension. Below as reference is a table estimating the approximate per-share amount to be paid in connection with the Extension needed to complete our business combination, depending on the percentage of redemptions received in connection with the Extension. For example, if 25% of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[____] per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $[_____] per share, in comparison to the current redemption amount of approximately $10.21 per share. If 50% of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[_____] per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $[____] per share, in comparison to the current redemption amount of approximately $10.21 per share.

% of Redemptions at Extension	Shares Redeemed at Extension	Extension contribution per Share	Post-Extension Redemption Amount per Share
25%
50%
75%
90%

The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. No Extension Loan will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The Extension Loan will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of a business combination. If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our Amended and Restated Memorandum and Articles of Association, and our Sponsor’s obligation to make additional contributions will terminate.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[______] that was in the Trust Account as of October [___], 2022. In such event, the Company may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by our existing Amended and Restated Memorandum and Articles of Association, and we do not consummate a business combination by November 16, 2022, as contemplated by our IPO prospectus and in accordance with our Amended and Restated Memorandum and Articles of Association, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the shares of Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands Law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Our Board has fixed the close of business on October 7, 2022 (the “Record Date”) as the date for determining the Company shareholders entitled to receive notice of and vote at the EGM and any adjournment thereof. Only holders of record of ordinary shares on that date are entitled to have their votes counted at the EGM or any adjournment thereof. On the Record Date of the EGM, there were 14,490,000 ordinary shares, including 11,615,000 Class A ordinary shares and 2,875,000 Class B ordinary shares, issued and outstanding.

This Proxy Statement contains important information about the EGM and the Proposals. Please read it carefully and vote your shares.

This Proxy Statement is dated October [___], 2022, and is first being mailed to shareholders on or about October [____], 2022.

Whether or not you plan to attend the EGM, we urge you to read this material carefully and vote your shares.

October [_____], 2022	By Order of the Board of Directors

Jay Madhu
Chief Executive Officer

vii

viii

OXBRIDGE ACQUISITION CORP.
Suite 201, 42 Edward Street

George Town, Grand Cayman

Cayman Islands, KY1-9006

PROXY STATEMENT
EXTRAORDINARY GENERAL MEETING
To be held on November [____], 2022, at [_________], Eastern Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This Proxy Statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Oxbridge Acquisition Corp. (the “Company”), for use at the extraordinary general meeting (the “EGM”) to be held on November [____], 2022 at [_____], Eastern Time, or at any adjournments or postponements thereof.

At the EGM, you will be asked to vote on a proposal to extend the date by which the Company must consummate an initial business combination from November 16, 2022 to August 16, 2023 (or such earlier date as determined by the Board) (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association. We are a blank check company incorporated as a Cayman Islands exempted company on April 12, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar initial business combination with one or more businesses (“initial business combination”). Pursuant to our Amended and Restated Memorandum and Articles of Association, we currently have until November 16, 2022 to consummate an initial business combination. Our Board believes that it is in the best interests of the shareholders that we continue our existence until the Extended Date (or such earlier date as determined by the Board) in order to allow us more time to complete our initial business combination.

This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the EGM.

What is included in these materials?

These materials include:

●	This Proxy Statement for the EGM;

●	A proxy card; and

●	the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2022.

What proposals will be addressed at the EGM?

Shareholders will be asked to consider the following proposals at the EGM:

1.	A special resolution to extend the date by which the Company must consummate an initial business combination from November 16, 2022 to August 16, 2023 (or such earlier date as determined by the Board) (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

2.	An ordinary resolution to adjourn the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”; together with the Extension Amendment Proposal, the “Proposals”).

How does the Board recommend that I vote?

Our Board unanimously recommends that all shareholders vote “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal.

Why is the Company proposing the Extension Amendment Proposal?

Our Amended and Restated Memorandum and Articles of Association provides for the return of our IPO proceeds held in the trust account to the public shareholders if there is no qualifying business combination(s) consummated by November 16, 2022. As explained below, we will not be able to consummate an initial business combination by November 16, 2022 and therefore, we are asking for an extension of this timeframe (the “Extension”). Accordingly, our Amended and Restated Memorandum and Articles of Association would be amended in the form attached as Annex A to extend the date by which we must consummate an initial business combination to August 16, 2023 (or such earlier date as determined by the Board).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination. There is no assurance that the Company will be able to consummate a business combination, given the actions that must occur prior to closing of a business combination.

1

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Public shareholders may elect (the “Election”) to redeem their public shares for a per-share price (“the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price and retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following the completion of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account following the completion of the Extension and the amount remaining in the trust account may be only a small fraction of the approximately $[______] that was in the trust account as of October [____], 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us a loan (the “Extension Loan”) of $[____], to be deposited into the trust account promptly after the EGM. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension. Below as reference is a table estimating the approximate per-share amount to be paid in connection with the Extension needed to complete our business combination, depending on the percentage of redemptions received in connection with the Extension. For example, if 25% of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[____] per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $[____] per share, in comparison to the current redemption amount of approximately $10.21 per share. If 50% of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $[____] per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $[_____] per share, in comparison to the current redemption amount of $10.21 per share.

% of Redemptions at Extension	Shares Redeemed at Extension	Extension contribution per Share	Post-Extension Redemption Amount per Share
25%
50%
75%
90%

The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. No Extension Loan will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The Extension Loan will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of a business combination. If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our Amended and Restated Memorandum and Articles of Association, and our Sponsor’s obligation to make additional contributions will terminate.

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Who may vote at the EGM?

Holders of the Company’s Class A ordinary shares, par value $0.0001 per share (“public shares”) and the Company’s Class B ordinary shares, par value $0.0001 per share (“Founder Shares”, together with public shares, “Ordinary Shares”) as of the close of business on October 7, 2022, the Record Date, are entitled to vote at the EGM. As of the Record Date, there were 14,490,000 Ordinary Shares, including 11,615,000 public shares and 2,875,000 Founder Shares, issued and outstanding.

How many votes must be present to hold the EGM?

Your shares are counted as present at the EGM if you attend the EGM and vote online or if you properly submit your proxy. On October 7, 2022, there were 14,490,000 Ordinary Shares, including 11,615,000 public shares and 2,875,000 Founder Shares, outstanding and entitled to vote. In order for us to conduct the EGM, the holders of one-third of the Ordinary Shares must be present at the EGM, either in person or by proxy. This is referred to as a quorum. Consequently, 4,830,000 Ordinary Shares and 958,334 Founder Shares must be present at the EGM to constitute a quorum.

How many votes do I have?

Each Ordinary Share (including Founder Shares) is entitled to one vote on the Extension Amendment Proposal and Adjournment Proposal. Each Information about the shareholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the EGM. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Jay Madhu and Wrendon Timothy, our Chief Executive Officer and Chief Financial Officer, as your representatives at the EGM. By completing and returning the proxy card, you are authorizing each of Mr. Madhu and Mr. Timothy to vote your shares at the EGM in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the EGM. Even if you plan to attend the EGM, it is strongly recommended that you complete and return your proxy card before the EGM date in case your plans change. If a proposal comes up for vote at the EGM that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	Online. If you are a shareholder of record, you may vote online before the EGM, or vote at the EGM via the webcast.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

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If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	Online at the EGM. If you are a beneficial owner of shares held in street name and you wish to vote online at the EGM, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	Over the Internet. You may vote by proxy by submitting your proxy over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters. Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the EGM and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required for the Extension Amendment Proposal?

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

You will be entitled to redeem your public shares for cash and elect to redeem your public shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment Proposal.

What vote is required for the Adjournment Proposal?

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

How do the Company insiders intend to vote their shares?

All of our initial shareholders, directors, officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal. Currently, our initial shareholders, directors, and officers own approximately 20% of our issued and outstanding Ordinary Shares. Our initial shareholders, directors, officers and their affiliates may choose to buy, or have already purchased, public shares in the open market and/or through privately negotiated purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal. Any public shares held by or subsequently purchased by our initial shareholders, directors, officers and their respective affiliates will be voted in favor of the Extension Amendment Proposal and the Adjournment Proposal, if applicable.

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What interests do the Company’s initial shareholders, directors and officers have in the approval of the proposals?

Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 2,875,000 Founder Shares. See the sections entitled “The Extension Amendment Proposal — Interests of our Initial Shareholders, Directors and Officers”.

What happens if the Extension Amendment Proposal is not approved?

Unless the Extension Amendment Proposal is approved, the Extension will not be completed.

Our Amended and Restated Memorandum and Articles of Association provide that we will have until November 16, 2022 to complete our initial business combination, or such later time as the members of the Company may approve in accordance with the Amended and Restated Memorandum and Articles of Association. If we are unable to complete our initial business combination by such deadline, and our Sponsor determines not to fund any additional extension as permitted by our existing Amended and Restated Memorandum and Articles of Association, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the shares of Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands Law, to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless if we fail to complete our initial business combination by the deadline set forth under our Amended and Restated Memorandum and Articles of Association.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved and the Extension is completed, the Company will have until the Extended Date to complete its initial business combination.

If the Extension Amendment Proposal is approved, we will, pursuant to the investment management trust agreement, remove the Withdrawal Amount from the trust account, deliver to the holders that have made the Election their portions of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Election.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, which will also increase the percentage interest in the Ordinary Shares held by the Company’s initial shareholders, directors and officers and their respective affiliates. We cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $[_____] that was in the trust account as of October [____], 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.

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How do I exercise my redemption rights?

If the Extension is implemented, public shareholders may seek to redeem their public shares for the Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or any other Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to the transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: [Francis Wolf, fwolf@continentalstock.com, and Celeste Gonzalez, cgonzalez@continentalstock.com], at least two business days prior to the EGM or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the EGM will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides that it does not want to redeem its public shares, such shareholder may withdraw the tender. If you delivered your public shares for redemption to the transfer agent and decide prior to the EGM not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

How are votes counted?

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as your instruct on such Proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Extension Amendment Proposal and the Adjournment Proposal are both “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the EGM. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the EGM and voting online if you are a shareholder of record. However, your attendance at the EGM will not automatically revoke your proxy unless you vote again at the EGM or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006 a written notice of revocation prior to the EGM.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the EGM and vote at the EGM, you must bring to the EGM a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, this will be treated as an abstention and will have no effect on any of the Proposals.

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Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Where do I find the voting results of the EGM?

We will announce preliminary voting results at the EGM. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the EGM.

Who bears the cost of soliciting proxies?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy (“Solicitor”) to assist in the solicitation of proxies for the EGM. We have agreed to pay Solicitor its customary fee. We will also reimburse Solicitor for reasonable out-of-pocket expenses and will indemnify Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person online, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor at:

Advantage Proxy
P.O. Box 13581

Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also contact us at:

Oxbridge Acquisition Corp.
Suite 201, 42 Edward Street

George Town, Grand Cayman
Cayman Islands, KY1-9006

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

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THE EXTRAORDINARY GENERAL MEETING

We are furnishing this proxy statement to you as a shareholder of Oxbridge Acquisition Corp. as part of the solicitation of proxies by our Board for use at our EGM to be held on [______], 2022, or any adjournment or postponement thereof.

All shareholders as of the Record Date, October 7, 2022, or their duly appointed proxies, may attend the EGM. The EGM will be conducted via live webcast. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006. If you were a shareholder as of the close of business on October 7, 2022, you may attend the EGM. As a registered shareholder, you will receive a proxy card with this proxy statement. The proxy card contains instructions on how to attend the virtual meeting, including the website along with your control number. You will need your control number to attend the virtual meeting, submit questions and vote online.

If you do not have your control number, contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (917) 262-2373 or by email at proxy@continentalstock.com. If your Ordinary Shares are held by a bank, broker or other nominee, you will need to contact your bank, broker or other nominee and obtain a legal proxy. Once you have received your legal proxy, you will need to contact Continental Stock Transfer & Trust Company to have a control number generated. Please allow up to 72 hours for processing your request for a control number.

Shareholders can pre-register to attend the virtual meeting as early as [______] Eastern Time on [______], 2022. To pre-register, visit www.[__________] and enter your control number, name and email address. After pre-registering, you will be able to vote or submit questions for the EGM.

To attend online and participate in the EGM, you will need to visit www.[_____] and enter the 12-digit control number provided on your proxy card, regardless of whether you pre-registered.

Shareholders will have multiple opportunities to submit questions to the Company for the EGM. Shareholders who wish to submit a question in advance may do so by pre-registering and then selecting the chat box link. Shareholders also may submit questions live during the meeting. Questions pertinent to EGM matters may be recognized and answered during the EGM in our discretion, subject to time constraints. We reserve the right to edit or reject questions that are inappropriate for EGM matters. In addition, we will offer live technical support for all shareholders attending the EGM.

If you do not have internet capabilities, you can attend the meeting via a listen-only format by dialing [_____] (toll-free), or [_____] (standard rates apply) outside of the U.S. and Canada, and entering the pin number [_____] when prompted. You will not be able to vote or submit questions through the listen-only format.

Date, Time, Place and Purpose of the EGM

The EGM will be held on November [___], 2022, at [________], Eastern Time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006. You will be able to attend, vote your shares, and submit questions during the EGM via a live webcast available at www.[_______]. You are cordially invited to attend the EGM, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

●	A special resolution to extend the date by which the Company must consummate an initial business combination from November 16, 2022 to August 16, 2023 (or such earlier date as determined by the Board) by amending the Company’s Amended and Restated Memorandum and Articles of Association; and

●	An ordinary resolution to adjourn the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal.

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Record Date, Voting and Quorum

Our Board fixed the close of business on October 7, 2022, as the Record Date for the determination of holders of our outstanding Ordinary Shares entitled to notice of and to vote on all matters presented at the EGM. As of the Record Date, there were 14,490,000 Ordinary Shares, including 11,615,000 public shares and 2,875,000 Founder Shares, issued and outstanding and entitled to vote. Each share entitles the holder thereof to one vote. 4,830,000 Ordinary Shares and 958,334 Founder Shares must be present at the EGM to constitute a quorum.

Required Vote

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote whether in person or by proxy, at an extraordinary general meeting of the Company.

The Adjournment Proposal must be approved by an ordinary resolution, which requires the affirmative vote of a simple majority of the shareholders as, being entitled to do so, vote in person or by proxy at the EGM of the Company.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals.

Voting

You can vote your shares at the EGM by proxy or in person online.

You can vote by proxy by having one or more individuals who will be at the EGM vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the EGM is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate the Chief Executive Officer and Chief Financial Officer, each to act as your proxy at the EGM. One of them will then vote your shares at the EGM in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the EGM.

Alternatively, you can vote your shares online by attending the EGM in person online. While we know of no other matters to be acted upon at this EGM, it is possible that other matters may be presented at the EGM. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Madhu or Mr. Timothy.

A special note for those who plan to attend the EGM and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the EGM.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the EGM in the manner you direct. You may vote for, against, or abstain from voting for each proposal. All valid proxies received prior to the EGM will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, Ordinary Shares will be voted “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Executive Officer, Jay Madhu, at +1 (813) 263 5007.

9

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the EGM.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the EGM. A proxy may be revoked by filing with our Chief Executive Officer (Oxbridge Acquisition Corp., Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the EGM and voting online.

Simply attending the EGM will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the EGM

Only holders of Ordinary Shares, their proxy holders and guests we may invite may attend the EGM. If you wish to attend the EGM virtually but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the EGM. For example, you may submit an account statement showing that you beneficially owned Ordinary Shares as of the Record Date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies; Expenses.

The cost of preparing, assembling, printing and mailing the Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the EGM, will be borne by the Company. Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals. We have retained Solicitor to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Solicitor at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

The Company has agreed to pay Solicitor its customary fees and expenses, for its services in connection with the EGM.

No Right of Dissent or Appraisal

Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals to be voted upon at the EGM. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Principal Offices

Our principal executive offices are located at Oxbridge Acquisition Corp., Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006. Our telephone number at such address is (345) 749-7570.

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to enter into a definitive agreement and related agreements;

●	our ability to complete an initial business combination;

●	the anticipated benefits of an initial business combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the trust account;

●	the competitive environment in which our successor will operate following an initial business combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”);

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 30, 2022, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, as filed with the SEC on May 12, 2022, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as filed with the SEC on August 15, 2022, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 30, 2022, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, as filed with the SEC on May 12, 2022, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as filed with the SEC on August 15, 2022, and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of an initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial business combination and may constrain the circumstances under which we could complete a business combination. The need for compliance with the SPAC Rule Proposals (as defined below) may cause us to liquidate the funds in the trust account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a business combination, and may make it more difficult to complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the trust account or liquidate the Company at an earlier time than we might otherwise choose.

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If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete a business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, where it has been less than 18 months since the effective date of its IPO Registration Statement. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we are deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company.

The Excise Tax included in the Inflation Reduction Act of 2022 may decrease the value of our securities following our initial business combination, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock or share issuances against the fair market value of stock or share repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

As described under “The Extension Amendment Proposal — Redemption Rights,” if the deadline for us to complete an initial business combination is extended, our public shareholders will have the right to require us to redeem their Class A ordinary shares. Because we are a Cayman Islands company and any redemption that occurs as a result of the Extension would occur before December 31, 2022, we would not be subject to the excise tax as a result of any redemptions in connection with the Extension. However, any redemption or other repurchase that occurs after December 31, 2022, in connection with an initial business combination — particularly one that involves our combination with a U.S. entity and/or our re-domestication as a U.S. corporation — may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial business combination, (ii) the structure of the initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of the initial business combination) and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete an initial business combination and in our ability to complete an initial business combination.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of October 7, 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

●	each of our executive officers and directors that beneficially owns Ordinary Shares; and

●	all our executive officers and directors as a group.

As of October 7, 2022, there were a total of 14,490,000 Ordinary Shares (including 11,615,000 public shares and 2,875,000 Founder Shares). Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Percentage of Outstanding Ordinary Shares
OAC Sponsor Ltd.(3)	—	—	2,875,000 (2)	100.0%	19.84%
Jay Madhu	—	—	—	—	—
Wrendon Timothy	—	—	—	—	—
Jason Butcher	—	—	—	—	—
Allan Martin	—	—	—	—	—
William Yankus	—	—	—	—	—
Periscope Capital Inc. and affiliates (4)	599,800	5.16%	—	—	4.14%
Polar Asset Management Partners Inc. and affiliates (5)	800,000	6.89%	—	—	5.52%
MMCAP International Inc. SPC and affiliates(6)	990,000	8.52%	—	—	6.83%
Hudson Bay Capital Management LP and affiliates (7)	990,000	8.52%	—	—	6.83%
Weiss Asset Management LP. and affiliates(8)	658,973	5.67%	—	—	4.55%
All officers and directors as a group (5 individuals)	—	—	—	—	—

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006.

(2)	Interests shown consist solely of Founders Shares, classified as Class B ordinary shares. Such ordinary shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment.

(3)	OAC Sponsor Ltd. is the record holder of the shares reported herein. Each of our directors and officers have direct or indirect membership interests in OAC Sponsor Ltd. OAC Sponsor Ltd. is governed and controlled by a board of directors of 3 members, Jay Madhu, Wrendon Timothy, and Jason Butcher. Each director has one vote, and the approval of a majority is required to approve an action. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by a majority comprised of two or more individuals of a three-member (or greater) board, and a voting and dispositive decision requires the approval of a majority of those individuals, none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to OAC Sponsor Ltd. Based on the foregoing, no director exercises voting or dispositive control over any of the securities held by OAC Sponsor Ltd. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, each expressly disclaims any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly. Each of our officers, directors and advisors is, directly or indirectly, a member of our sponsor.

(4)	Based solely upon information contained in the Schedule 13G filed with the SEC on February 14, 2022 by Periscope Capital Inc. The address of the business office of the foregoing reporting person is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(5)	Based solely upon information contained in the Schedule 13G filed with the SEC on February 10, 2022 by Polar Asset Management Partners Inc. The address of the business office of each of the foregoing reporting persons is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(6)	Based solely upon information contained in the Schedule 13G jointly filed with the SEC on February 7, 2022 by MMCAP International Inc. SPC and MM Asset Management Inc. The address of the business office of MMCAP International Inc. SPC is c/o Mourant Governance Services (Cayman), 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands. The address of the business of MM Asset Management Inc. is 161 Bay Street, TD Canada Trust Tower Ste 2240, Toronto, ON M5J 2S1 Canada.

(7)	Based solely upon information contained in the Schedule 13G jointly filed with the SEC on February 3, 2022 by Hudson Bay Capital Management LP and Sander Gerber. The address of the business office of each of the foregoing reporting persons is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.

(8)	Based solely upon information contained in the Schedule 13G jointly filed with the SEC on January 28, 2022 by Weiss Asset Management LP., BIP GP LLC, WAM GP LLC and Andrew M. Weiss. The address of the business office of each of the foregoing reporting persons is 222 Berkeley Street, 16th Floor, Boston Massachusetts, 02116.

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PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to extend the date by which the Company must consummate an initial business combination from November 16, 2022 to August 16, 2023 (or such earlier date as determined by the Board) (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. The approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by our existing Amended and Restated Memorandum and Articles of Association, and we do not consummate a business combination by November 16, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the shares of Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands Law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association is attached to this Proxy Statement in Annex A.

The Board’s Reasons for the Extension Amendment Proposal

The Company’s Amended and Restated Memorandum and Articles of Association provide that the Company must consummate an initial business combination by November 16, 2022. We have not yet executed a definitive agreement for an initial business combination. We currently do not expect to be able to consummate an initial business combination by November 16, 2022. The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that a special resolution under Cayman Islands law, which requires the affirmative vote of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company will be required to approve the Extension Amendment Proposal. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares if our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond the current deadline to the Extended Date. If we enter into a definitive agreement for an initial business combination, we intend to hold another general meeting prior to the Extended Date in order to seek shareholder approval of a proposed initial business combination.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal.

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If the Extension is not completed and we have not consummated a business combination by November 16, 2022, and our Sponsor determines not to fund any additional extension as permitted by our existing Amended and Restated Memorandum and Articles of Association, we will automatically wind up, dissolve and liquidate starting on November 16, 2022.

There will be no distribution from the trust account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. In the event of a liquidation, our initial shareholders will not receive any monies held in the trust account as a result of its ownership of the Founder Shares or the private placement warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved to extend the time it has to complete a business combination until the Extended Date, the Amended and Restated Memorandum and Articles of Association will be amended pursuant to the special resolution in the form set forth in Annex A hereto.

The Company will remain a reporting company under the Exchange Act and its public units, Ordinary Shares and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.

The approval of the Extension Amendment Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $[___] that was in the trust account as of October [_____], 2022. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed but the Company does not consummate an initial business combination, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the shares of Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands Law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up.

You are not being asked to vote on a proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a proposed initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

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Interests of our Initial Shareholders, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our initial shareholders, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholders. These interests include, among other things:

●	(i) 2,875,000 Founder Shares.

●	In order to finance transaction costs in connection with an initial business combination, our initial shareholders or an affiliate of our initial shareholders, or the Company’s directors or officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of an initial business combination without interest or, at the lender’s discretion, up to $1,500,000 of the Working Capital Loans may be converted upon consummation of an initial business combination into warrants at a price of $1.00 per warrant. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans.

●	Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality, or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of: (i) $10.15 per public share; and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.15 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act;

●	The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the general meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, the Company will provide public shareholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their public shares, a pro rata portion of the funds available in the trust account including any interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable). You will be able to redeem your public shares in connection with any shareholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to [______], 2022 (two business days before the EGM), you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: [___], [email], or to deliver your public shares to Continental Stock Transfer & Trust Company electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to [______], 2022 (two business days before the EGM) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the EGM.

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Through the DWAC system, this electronic delivery process can be accomplished by the shareholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to [______], 2022 (two business days before the EGM) will not be redeemed for cash held in the trust account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the EGM that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the EGM not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the trust account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $[__] at the time of the EGM. The closing price of the Ordinary Shares on October [_], 2022 was $[__].

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to [______], 2022 (two business days before the EGM). If the Extension Amendment Proposal is approved, the Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. If the Extension Amendment Proposal is not approved or if they are abandoned, these shares will be returned promptly following the EGM as described above.

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Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of the Company’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions;

●	mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies (or RICs);

●	real estate investment trusts (or REITs);

●	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	tax-exempt organizations;

●	persons that actually or constructively own 5 percent or more of the Company’s shares; and

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

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WE URGE HOLDERS OF THE COMPANY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal One: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If the Company is considered a “passive foreign investment company” for these purposes (which the Company will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants or rights). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Redeeming U.S. Holders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants and rights) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

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Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that Redeeming U.S. Holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the Redeeming U.S. Holder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, Redeeming U.S. Holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (“PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because the Company is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

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If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares, rights or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our rights or warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

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It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire our shares. The remainder of this paragraph assumes that a QEF election is not available with respect to our rights. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives shares pursuant to such rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired pursuant to the terms of rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares, rights or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

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Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, rights and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal One: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a Redeeming U.S. Holder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

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Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such Redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

●	such Redeeming Non-U.S. Holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such Redeeming Non-U.S. Holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares, rights or warrants.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

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Required Vote

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal.

Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, our initial shareholders, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 2,875,000 Ordinary Shares, representing approximately 20% of the Company’s issued and outstanding Ordinary Shares.

In addition, the Company’s initial shareholders, directors, officers and their affiliates may choose to buy units or Ordinary Shares in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their Ordinary Shares for a pro rata portion of the trust account.

Full Text of the Resolution

Please see Annex A for the full text of the resolution to be proposed at the EGM of the Company in respect of the Extension Amendment Proposal which includes the proposed amendment to the Amended and Restated Memorandum and Articles of Association.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

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PROPOSAL TWO — THE ADJOURNMENT PROPOSAL

Overview

In the event that the number of Ordinary Shares present in person online or represented by proxy at the EGM and voting “FOR” the Extension Amendment Proposal are insufficient to approve the Extension the Company may move to adjourn the EGM in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the EGM to a later date in the event that there are insufficient votes for the approval of the Extension Amendment Proposal.

Required Vote

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

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OTHER MATTERS

Submission of Shareholder Proposals for the 2023 Annual Meeting

If the Extension Amendment Proposal is approved, we anticipate that the 2023 annual general meeting will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2023 annual general meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Amended and Restated Memorandum and Articles of Association. The Chairman of the Board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing requirements.

If the Extension Amendment Proposal is not approved, and our Sponsor determines not to fund any additional extension as permitted by our existing Amended and Restated Memorandum and Articles of Association, there will be no annual general meeting in 2023.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the EGM, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy
P.O. Box 13581

Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

Oxbridge Acquisition Corp.

Suite 201, 42 Edward Street

George Town, Grand Cayman

Cayman Islands, KY!-9006

(345) 749-7570

If you are a shareholder of the Company and would like to request documents, please do so by November [_____], 2022, in order to receive them before the EGM. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION
OF

OXBRIDGE ACQUISITION CORP.

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 and 49.8 in their entirety and the insertion of the following language in its place:

49.7	Notwithstanding anything to the contrary in the Articles or in the prospectus relating to the IPO, in the event that the Company does not consummate a Business Combination by the latest of (1) August 16, 2023 (or such earlier date as determined by the Board), and (2) such later time as the Members may approve in accordance with the Articles (such latest date, the “Outside Date”), the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

49.8	Notwithstanding anything to the contrary in the Articles or in the prospectus relating to the IPO, in the event that any amendment is made to the Articles subsequent to [___], 2022:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by the Outside Date; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

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OXBRIDGE ACQUISITION CORP.

Suite 201, 42 Edward Street
George Town, Grand Cayman

Cayman Islands, KY1-9006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
OXBRIDGE ACQUISITION CORP.

The undersigned hereby appoints Jay Madhu and Wrendon Timothy, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the ordinary shares of Oxbridge Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on October 7, 2022 at the Extraordinary General Meeting to be held virtually on November [____], 2022, at [________]., Eastern Time, or any adjournment or postponement thereof and authorizes and instructs said proxies to vote in the manner directed below. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE AND TWO.

(Continued, and to be marked, dated and signed, on the other side)

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OXBRIDGE ACQUISITION CORP.

EXTRAORDINARY MEETING OF SHAREHOLDERS
[________], 2022

This Company’s Proxy Statement and the 2021 Annual Report on Form 10-K are available at:
www.[insert URL].

Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☒

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS ONE AND TWO.

1	Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from November 16, 2022 to August 16, 2023 (or such earlier date as determined by the Board of Directors).

☐ For	☐ Against	☐ Abstain

2	Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

☐ For	☐ Against	☐ Abstain

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date __________, 2022

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

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